Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of MuniYield Quality Fund II, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 23, 2003

                                                 /s/ Terry K. Glenn
                                                 -------------------------------
                                                 Terry K. Glenn,
                                                 President of
                                                 MuniYield Quality Fund II, Inc.

A signed original of this written statement required by Section 906 has been provided to MuniYield Quality Fund II, Inc. and will be retained by MuniYield Quality Fund II, Inc. and furnished to the Securities and Exchange Commission or staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of MuniYield Quality Fund II, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 23, 2003

                                                 /s/ Donald C. Burke
                                                 -------------------------------
                                                 Donald C. Burke,
                                                 Chief Financial Officer of
                                                 MuniYield Quality Fund II, Inc.

A signed original of this written statement required by Section 906 has been provided to MuniYield Quality Fund II, Inc. and will be retained by MuniYield Quality Fund II, Inc. and furnished to the Securities and Exchange Commission or staff upon request.